Loan Servicing	12 Months Ended
Dec. 31, 2017
Transfers and Servicing [Abstract]
Loan Servicing
Note 6:	Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The risks inherent in mortgage servicing assets relate primarily to changes in prepayments that result from shifts in mortgage interest rates. The unpaid principal balance of mortgage loans serviced for others was $127,961,143 and $130,505,264 at December 31, 2017 and 2016, respectively.

The following summarized the activity pertaining to mortgage servicing rights measured using the amortization method, along with the aggregate activity in related valuation allowances:

	2017	2016
Mortgage servicing rights
Balance, beginning of year	$552,827	$645,067
Additions	78,824	87,579
Write-downs	—	(72,580)
Amortization	(84,559)	(107,239)
Balance at end of year	547,092	552,827

Valuation allowances
Balance at beginning of year	—	47,354
Additions due to decreases in market value	—	38,967
Reduction due to write-downs	—	(72,580)
Reduction due to payoff of loans	—	(13,741)
Balances at end of year	—	—

Mortgage servicing assets, net	$547,092	$552,827

Fair value disclosures
Fair value as of the beginning of the period	$898,625	$870,619
Fair value as of the end of the period	$857,016	$898,625

The valuation allowance was adjusted during 2016 due to payments received on the related loans as well as changes in the estimated market value and subsequent write-off of a portion of the mortgage servicing rights asset.

Comparable market values and a valuation model that calculates the present value of future cash flows were used to estimate fair value. For purposes of measuring impairment, risk characteristics including product type, investor type, and interest rates, were used to stratify the originated mortgage servicing rights.